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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 26, 2002


                              VERIZON FLORIDA INC.
             (Exact name of registrant as specified in its charter)

         Florida                            1-3090           59-0397520
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
         incorporation)                                      Identification No.)

        1095 Avenue of the Americas, Room 3868, New York, New York 10036

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 395-2121

                                 Not applicable
          (Former name or former address, if changed since last report)

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 Item 7.  Financial Statements and Exhibits

(c) Exhibits

1.1 Form of Purchase Agreement

4.2 Form of Note

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Verizon Florida Inc.


                                           By: /s/Edwin F. Hall
                                              --------------------------------
                                                 Edwin F. Hall
                                                 Controller
Date:  September 26, 2002

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                                  EXHIBIT INDEX

Exhibit
Number

1.1      Form of Purchase Agreement

4.2      Form of Note